Exhibit 10.4

INTERCOMPANY Revolving DEMAND NOTE

December 18, 2020

FOR VALUE RECEIVED, each of the undersigned, to the extent a borrower (each, in such capacity, a “Maker”) from time to time from any other entity listed on the signature pages hereto as holder (each, in such capacity, a “Holder”) hereby unconditionally promises to pay to the order of such Holder, ON DEMAND, to such place as the holder of this Note may from time to time designate in writing, in lawful money of the United States of America, the aggregate unpaid principal amount of all loans made by such Holder to such Maker hereunder, together with all accrued interest on the unpaid principal balance hereof as provided below.

Each Maker further promises to pay to each Holder interest at such rate per annum as shall be agreed upon from time to time by such Maker and such Holder.

The principal amount hereof may be prepaid at any time, in whole or in part, together with interest accrued thereon, without penalty or premium.

All payments under this Note shall be made without setoff, counterclaim, or deduction of any kind including, without limitation, for any outstanding obligations of such Holder to such Maker, whether such obligations are monetary or otherwise, except, in each case, in the ordinary course of business and so long as no Event of Default is then existing under the Credit Agreement referred to below.

Upon the commencement of any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, receivership, or liquidation or similar proceeding of any jurisdiction relating to a Maker, all amounts owed by such Maker to a Holder shall become immediately due and payable without presentment, demand, protest or notice of any kind in connection with this Note.

Presentment, protest, and notice of nonpayment and protest are hereby waived by each Maker. No delay on the part of a Holder in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Note shall in any event be effective against any Holder or any Maker unless the same shall be in writing and signed and delivered by such party.

If the indebtedness represented by this Note or any part thereof is placed in the hands of attorneys for collection, each Maker agrees to pay, in addition to the principal payable thereon, all costs of collecting this Note, including reasonable attorneys’ fees and expenses.

This Note shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the internal laws (as opposed to conflicts of law provisions) and decisions of the State of Illinois. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN DENVER, COLORADO WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND HEREBY WAIVES ANY OBJECTION TO SUCH FORUM BASED ON FORUM NON-CONVENIENS. IN ADDITION, EACH HOLDER AND EACH BORROWER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS NOTE.

Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. The provisions of this Note shall inure to the benefit of Holder and its successors and assigns (including, without limitation, the Administrative Agent referred to below) and shall be binding upon each Maker and its successors (including, without limitation, any receiver, trustee or debtor in possession of or for such Maker) and assigns; provided that the obligations of a Maker hereunder shall not be assignable without the prior written consent of the Administrative Agent.

This Note has been pledged and delivered by each Holder to CoBank, ACB, as administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”) pursuant to that certain Security Agreement, September 15, 2017 (as may be amended, restated, refinanced, replaced, supplemented or otherwise modified from time to time, the “Security Agreement”; terms used herein that are not otherwise defined herein shall have the meanings assigned thereto in the Security Agreement) between the Administrative Agent and the Holders.

[Signature pages follow.]

MAKER:

PACIFIC ETHANOL PEKIN, LLC

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

[Signature page to Intercompany Revolving

Demand Note]

HOLDER:

ILLINOIS CORN PROCESSING, LLC

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

[Signature page to Intercompany Revolving

Demand Note]